UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 6, 2005
Crowley Maritime Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-49717	94-3148464
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

155 Grand Avenue, Oakland, California	94612
(Address of principal executive offices)	(Zip Code)
(510) 251-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: FINANCIAL STATEMENTS
EX-99.2: FINANCIAL STATEMENTS
EX-99.3: FINANCIAL STATEMENTS
EX-99.4: FINANCIAL STATEMENTS

Item 9.01 – Financial Statements and Exhibits
On September 12, 2005, Crowley Maritime Corporation (the “Company”) filed a Current Report on Form 8-K under Item 2.01 to report that Crowley Marine Services, Inc. (“CMS”), a subsidiary of the Company, had completed the acquisition from: (i) Northland Fuel LLC (“Northland”) and Yukon Fuel Company (“Yukon”) of a refined petroleum products distribution business in Alaska (the “Business”) pursuant to that Purchase Agreement, as amended, (the “Purchase Agreement”) by and between CMS, Northland, Yukon and Northland Vessel Leasing Company, LLC (“NVLC”) entered into as of July 9, 2004; (ii) NVLC of certain barges and other vessels used in the Business pursuant to the Purchase Agreement; and (iii) Yutana Barge Lines, LLC (“Yutana”) of certain assets used in the Business pursuant to that Asset Purchase Agreement between CMS and Yutana entered into as of July 9, 2004. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, the Company stated that it would file by amendment required historical financial statements and pro forma financial information, as permitted by paragraphs (a)(4) and (b)(2) to Item 9.01 to Form 8-K. This Form 8-K/A is being filed to provide the required historical financial statements and pro forma financial information.
(a) Financial statements of business acquired.
The following financial statements of Northland Fuel Division, (Division of Northland Holdings, Inc.) and related entities are filed with this report as Exhibit 99.1:
(1)	Report of Independent Registered Public Accounting Firm

(2)	Combined Balance Sheets as of October 31, 2003 and 2002

(3)	Combined Statements of Operations for the years ended October 31, 2003 and 2002

(4)	Combined Statements of Cash Flows for the years ended October 31, 2003 and 2002

(5)	Notes to Combined Financial Statements
The following financial statements of Northland Fuel LLC and Subsidiaries are filed with this report as Exhibit 99.2:
(1)	Independent Auditors Report

(2)	Combined Balance Sheet as of October 31, 2004

(3)	Combined Statement of Income for the year ended October 31, 2004

(4)	Combined Statement of Members Equity for the year ended October 31, 2004

(5)	Combined Statement of Cash Flows for the year ended October 31, 2004

(6)	Notes to Combined Financial Statements

(7)	Combined Supplemental Information
The following financial statements of Northland Fuel LLC and Subsidiaries are filed with this report as Exhibit 99.3:
(1)	Unaudited Combined Balance Sheets as of July 31, 2005 and October 31, 2004

(2)	Unaudited Combined Statements of Income for the nine months ended July 31, 2005 and 2004

(3)	Unaudited Combined Statement of Members Equity for the nine months ended July 31, 2005

(4)	Unaudited Combined Statements of Cash Flows for the nine months ended July 31, 2005 and 2004

(5)	Notes to Combined Financial Statements
(b) Pro forma financial information.
The following pro forma financial information is filed with this report as Exhibit 99.4:
(1)	Unaudited Pro Forma Condensed Combined Balance Sheets as of June 30, 2005

(2)	Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2005

(3)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2004
(c) Exhibits.

Exhibit No.	Description
99.1	Financial statements required by Item 9.01(a) of Form 8-K

99.2	Financial statements required by Item 9.01(a) of Form 8-K

99.3	Financial statements required by Item 9.01(a) of Form 8-K

99.4	Financial statements required by Item 9.01(b) of Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CROWLEY MARITIME CORPORATION

Dated: November 22, 2005	/s/ John C. Calvin

John C. Calvin
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Financial statements required by Item 9.01(a) of Form 8-K

99.2	Financial statements required by Item 9.01(a) of Form 8-K

99.3	Financial statements required by Item 9.01(a) of Form 8-K

99.4	Financial statements required by Item 9.01(b) of Form 8-K